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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the Registration Statement of our reports dated July 27, 2001, included in Sara Lee Corporation's Form 10-K for the year ended June 30, 2001 and Form 8-K filed September 4, 2001, and to all references to our Firm included in this Amendment No. 1 to the Registration Statement.

/s/ ARTHUR ANDERSEN LLP
Chicago, Illinois
May 9, 2002